UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      215-698-5100

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                APPOINTMENT OF PRINCIPAL OFFICERS

SIGNATURE

INDEX TO EXHIBITS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)	Crown Holdings, Inc. has selected Chris Homfray, age 48, to succeed William Apted, age 58, as President of its Crown Europe Division, effective September 30, 2006. Earlier this year, Mr. Apted informed the Company of his decision to retire.

Mr. Homfray is currently a Senior Vice President for Crown Food Europe. Along with this position, Mr. Homfray has held positions as Vice President of Crown Food Northwest and Vice President - Commercial in Crown Food Europe during the past five years.

The Registrant’s press release announcing the foregoing is incorporated by reference to Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press Release dated July 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  July 21, 2006